UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	August 13, 2007

Allegiant Travel Company
__________________________________________
(Exact name of registrant as specified in its charter)

Nevada	001-33166	20-4745737
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

3301 N. Buffalo Drive, Suite B-9, Las Vegas, Nevada		89129
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	702-851-7300

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01 Other Events.

In August 2007, Allegiant Air, LLC, a wholly owned operating subsidiary of Allegiant Travel Company (the "Company") took delivery of two MD82 aircraft under conditional sale agreements. Each conditional sale provides for 48 equal monthly installment payments. The Company expects to place both of these aircraft into service during the 4th quarter of 2007.

On August 31, 2007, the Company purchased one MD87 aircraft for cash. The Company expects to place this aircraft into service during the 4th quarter of 2007.

After the addition of these three aircraft, the Company expects to have 32 aircraft in its operating fleet.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Allegiant Travel Company

September 5, 2007	By:	/s/Linda A. Marvin

Name: Linda A. Marvin
Title: Chief Financial Officer